UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2015, Ares Finance Co. II LLC (the “Issuer”), an indirect subsidiary of Ares Management, L.P. (the “Registrant”), and Ares Holdings L.P. (“Ares Holdings”), Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P. (“Ares Investments”), Ares Real Estate Holdings L.P., Ares Finance Co. LLC, Ares Management LLC and Ares Investments Holdings LLC, each indirect subsidiaries of the Registrant (the “Guarantors”), entered into an indenture (the “Base Indenture”), as supplemented by that certain first supplemental indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), relating to the issuance by the Issuer of $325,000,000 aggregate principal amount of 5.250% Senior Notes due 2025 (the “Notes”).

The Notes bear interest at a rate of 5.250% per annum accruing from August 18, 2015. Interest is payable semiannually in arrears on March 1 and September 1 of each year, commencing on March 1, 2016. The Notes will mature on September 1, 2025 unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

As previously announced, on July 23, 2015, Ares Holdings and Ares Investments entered into a Business Combination and Merger Agreement (the “Merger Agreement”) with Kayne Anderson Capital Advisors, L.P., a California limited partnership (together with its subsidiaries, “KACALP”), KA Fund Advisors, LLC, a Delaware limited liability company (“KAFA” and, together with KACALP, “Kayne Anderson” or the “KA Parties”), Kayne Anderson Investment Management Inc., a Nevada corporation, each other signatory to the Merger Agreement and David Shladovsky, as representative of the KA Owners (as defined in the Merger Agreement) (such transactions contemplated  by the Merger Agreement, the “Transactions”).  The net proceeds from the Notes offering will be used to, directly or indirectly, partially fund the Transactions. This may include temporary repayments of borrowings under the credit facility of the Registrant and its subsidiaries or other indebtedness incurred as part of the overall series of transactions relating to the Transactions.  Pending such use, such proceeds will be held in cash or cash equivalents.

All or a portion of the Notes may be redeemed at the Issuer’s option in whole, at any time, or in part, from time to time, prior to their stated maturity, at the make-whole redemption price set forth in the Notes, provided, however, that if the Issuer redeems any Notes on or after June 1, 2025 (the date falling three months prior to their stated maturity), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes redeemed, in each case, plus accrued and unpaid interest, if any, to, but excluding the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest, if any, to, but excluding, the date of repurchase.  If the Transactions do not close on or before June 30, 2016 or if the Merger Agreement is terminated prior to such date, the Issuer will be required to redeem all of the Notes at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for customary events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically will become due and payable.

The preceding is a summary of the terms of the Indenture and the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1, the First Supplemental Indenture attached hereto as Exhibit 4.2 and the form of the Notes attached hereto as Exhibit 4.3, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                        Exhibits

Exhibit No.	Description

Exhibit 4.1

Indenture dated as of August 18, 2015 among Ares Finance Co. II LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P., Ares Finance Co. LLC, Ares Management LLC, Ares Investments Holdings LLC and U.S. Bank National Association, as trustee

Exhibit 4.2

First Supplemental Indenture dated as of August 18, 2015 among Ares Finance Co. II LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P., Ares Finance Co. LLC, Ares Management LLC, Ares Investments Holdings LLC and U.S. Bank National Association, as trustee

Exhibit 4.3	Form of 5.250% Senior Note due 2025 (included in Exhibit 4.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.

	By:	Ares Management GP LLC, its general partner

Date: August 18, 2015	By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Executive Vice President, Chief Legal Officer & Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 4.1

Indenture dated as of August 18, 2015 among Ares Finance Co. II LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P., Ares Finance Co. LLC, Ares Management LLC, Ares Investments Holdings LLC and U.S. Bank National Association, as trustee

Exhibit 4.2

First Supplemental Indenture dated as of August 18, 2015 among Ares Finance Co. II LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P., Ares Finance Co. LLC, Ares Management LLC, Ares Investments Holdings LLC and U.S. Bank National Association, as trustee

Exhibit 4.3	Form of 5.250% Senior Note due 2025 (included in Exhibit 4.2 hereto).